UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008
HealthMarkets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

9151 Boulevard 26, North Richland Hills, Texas	76180
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) As previously reported, HealthMarkets, Inc. (the “Company”) appointed David W. Fields as President and Chief Operating Officer effective June 1, 2008. Mr. Fields previously served as the Company’s Executive Vice President and Chief Operating Officer. In connection with his promotion, on June 9, 2008, the Executive Compensation Committee of the Company’s Board of Directors approved an increase in Mr. Fields’ annual base salary to $800,000, in recognition of his increased responsibilities. Other components of Mr. Fields’ compensation remain unchanged.
(e) As previously disclosed, in connection with the resignation of Troy A. McQuagge as President of the Company’s Agency Marketing Group, the Company and Mr. McQuagge entered into a transition services agreement and amendment to the nonqualified stock option agreement between the Company and Mr. McQuagge (the “First Amendment”). The transition services agreement contemplates that Mr. McQuagge will be elected to the Company’s Board of Directors. Pursuant to the amended nonqualified stock option agreement (as amended, the “Stock Option Agreement”), options previously granted to Mr. McQuagge will continue vesting during the term of the transition services agreement so long as Mr. McQuagge continues to serve as a Director of the Company.
     On June 11, 2008, the Company and Mr. McQuagge executed a second amendment to Stock Option Agreement (the “Second Amendment”). Pursuant to the Second Amendment, in consideration of a lump sum payment of bonus award for the Company’s 2007 fiscal year in the amount of $225,000, Mr. McQuagge agreed to a reduction in the number of options that remain unvested after June 26, 2008 by one-third. Accordingly, each portion of the options that vests after June 26, 2008, consisting of (i) the Time-Based Tranche specified in Section 4(a) of the Stock Option Agreement, (ii) the Performance-Based Tranche specified in Section 4(b) of the Stock Option Agreement, and (iii) the Tranche C Option Shares specified in Section 4(c) of the Stock Option Agreement will be reduced by one-third.
     The description of the First Amendment is qualified in its entirety by reference to the text the First Amendment, which document is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated April 16, 2008, File No. 001-14953, and incorporated by reference herein. The description of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, which document is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
See the Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMARKETS, INC.
By:	/s/ Michael A. Colliflower
Name:	Michael A. Colliflower
Title:	Executive Vice President & General Counsel

Date: June 13, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Nonqualified Stock Option Agreement by and between HealthMarkets, Inc. and Troy A. McQuagge.